                            LIMBEX ESCROW AGREEMENT

                 This Agreement is made and entered into as of this 13th day of August, 1996, by and among American Stock Transfer and Trust Company (the "Escrow Agent"), Quarterdeck Corporation, a Delaware corporation ("Quarterdeck"), the shareholders of Limbex Corporation ("Limbex") listed on the execution pages hereto (individually, a "Limbex Shareholder" and, collectively, the "Limbex Shareholders"), and Bradley Allen and Alexander Jacobson (the "Committee").

                              W I T N E S S E T H:

                 WHEREAS, Quarterdeck, Limbex and the Limbex Shareholders have entered into an Agreement and Plan of Reorganization, dated as of August 13, 1996 (collectively, with all amendments, schedules, exhibits and certificates referred to therein, the "Reorganization Agreement"), which provides for the acquisition of Limbex by Quarterdeck by way of a merger of a subsidiary of Quarterdeck with and into Limbex (the "Limbex Merger") in connection with which, among other things, the issued and outstanding shares of common stock, $.00001 par value per share, of Limbex will be converted into the right to receive (i) shares of common stock, $.001 par value per share, of Quarterdeck ("Quarterdeck Common Stock") and/or (ii) cash, on the Closing Date, the SEC Effective Date (as each such term is defined in the Reorganization Agreement) and December 31, 1996 (the "Issuance Dates") as specified in the Reorganization Agreement (collectively, the "Merger Consideration"); and

                 WHEREAS, the Reorganization Agreement provides that the number of shares of Quarterdeck Common Stock and the amount of cash set forth on Exhibit A hereto to be issued or paid in the Limbex Merger and otherwise distributable to the shareholders of Limbex pursuant thereto will be deposited in escrow with the Escrow Agent pursuant to this Agreement.

                 NOW, THEREFORE, in consideration of the mutual premises and covenants contained in the Reorganization Agreement and herein, the parties agree as follows:

                                   ARTICLE I

                                    ESCROW

                 1.1      ESCROW.

                          (a)     Subject to Sections 2.1 and 2.2 of this
Agreement, on each of the Issuance Dates, Quarterdeck shall, on behalf of each of the Limbex Shareholders, deliver to the Escrow Agent, to the extent that each such Limbex Shareholder receives Merger Consideration, and the Escrow Agent shall hold in escrow, Quarterdeck Common Stock certificates in the names of each such Limbex Shareholder representing the number of shares, if any, of Quarterdeck Common Stock issued to such Limbex Shareholder on such date set forth on Exhibit A hereto and the cash consideration, if any, paid to such Limbex Shareholder on such date. The shares of Quarterdeck Common Stock delivered into escrow are referred to as the "Limbex Escrow Shares;" the cash consideration delivered into the Cash Escrow Account (as defined below) is referred to as the "Escrow Cash;" and the Limbex Escrow Shares and the Escrow Cash are collectively referred to as the "Escrow Consideration."


                          (b)     Concurrently with the delivery of any Limbex
Escrow Shares to the Escrow Agent pursuant hereto, each Limbex Shareholder shall execute a stock power with respect to such Limbex Shareholder's certificates evidencing such shares, which stock power shall be delivered to the Escrow Agent and attached to the certificates evidencing such shares. All Escrow Cash delivered by Limbex Shareholders to the Escrow Agent pursuant hereto shall be held in a single separate account (the "Cash Escrow Account") and shall be invested in accordance with written instructions from the Committee to the Escrow Agent. The Limbex Escrow Shares and the Escrow Cash shall be held and distributed by the Escrow Agent in accordance with the terms and conditions of this Agreement.

                          (c)     Promptly following the issuance thereof,
Quarterdeck shall provide a written notice to the Escrow Agent (with a copy to the Committee) of the total number of shares of Quarterdeck Common Stock issued to each Limbex Shareholder, the amount of cash consideration paid to each Limbex Shareholder and the number of shares of Quarterdeck Common Stock and the amount of cash consideration to be deposited into escrow by each Limbex Shareholder.

                                   ARTICLE II

                      APPLICATION OF ESCROW CONSIDERATION

                 2.1      DISTRIBUTION OF ESCROW CONSIDERATION.

                          (a)     Within five (5) business days after the date
one year from the Closing of the Limbex Merger, the Escrow Agent shall distribute to the Limbex Shareholders all of the Escrow Consideration then held in the escrow pursuant to Article I hereof, less Escrow Consideration having an aggregate value most nearly equal to the amount of any pending claims asserted by Quarterdeck under the Reorganization Agreement as is set forth in a written notice from Quarterdeck to the Escrow Agent prior thereto. The value of such pending claims shall be determined in good faith by the Board of Directors of Quarterdeck, after taking into account such factors as the Board of Directors shall deem appropriate, provided that if the Committee by prompt written notice to the Escrow Agent does not agree with the Board of Directors' determination of the amount of any such pending claims, the amount of any such pending claim shall be finally determined in accordance with Section 2.5 of this Agreement. The Escrow Consideration shall be distributed to the Limbex Shareholders on a pro rata basis, based on each Limbex Shareholder's equity interest in Limbex immediately prior to the Closing of the Limbex Merger, with each Limbex Shareholder being entitled to receive such Limbex Shareholder's proportionate share of Escrow Cash and/or Limbex Escrow Shares deposited by such Limbex Shareholder in escrow.

                          (b)     The Escrow Consideration not so distributed
pursuant to Section 2.1(a) shall be retained in escrow by the Escrow Agent until all such pending claims are resolved and the Escrow Agent receives written instructions from Quarterdeck and the Committee to distribute such Escrow Consideration or the Escrow Agent receives written instructions from an arbitrator or court to distribute such Escrow Consideration; provided, that upon the disposition of any such claims prior to the disposition of all such claims, the Escrow Agent shall, upon receipt of written instructions from Quarterdeck and the Committee or an arbitrator or court, deliver to the Limbex Shareholders Escrow Consideration in the amount indicated in such written notice and which, in the aggregate, is most nearly equal to the excess of the value of the remaining Escrow Consideration over the amount of the remaining unresolved and pending aggregate claims as determined above.

                 2.2. PROCEDURE FOR INDEMNIFICATION OF QUARTERDECK AND THE SURVIVING CORPORATION.

                          (a)     If Quarterdeck shall have any claim against
the Limbex Shareholders pursuant to Article 6 of the Reorganization Agreement (but excluding claims resulting from the assertion of liability by third parties) for which it seeks recourse against the Escrow Consideration, it shall promptly give written notice thereof to the Escrow Agent and the Committee, including in such notice a brief description of the facts upon which such claim is based and the amount thereof. If the Committee objects to the allowance of any such claims, it shall give written notice to Quarterdeck and the Escrow Agent within forty-five (45) days following receipt of Quarterdeck's notice of claim, advising it and the Escrow Agent that it does not consent to the delivery of any or some of the Escrow Consideration out of escrow for application to such claims. If no such written notice is timely provided by the Committee to Quarterdeck and the Escrow Agent and received by the Escrow Agent within forty-five (45) days following the Committee's receipt of Quarterdeck's notice of claim, the Escrow Agent shall, within five (5) business days after the expiration of the prior notice period, deliver out of escrow the lesser of: (a) that portion of the Escrow Consideration most nearly equal in value to the amount of the claim or claims thus to be satisfied, or (b) all of the Escrow Consideration. If the Committee notifies Quarterdeck and the Escrow Agent; and the Escrow Agent receives written notice within the foregoing forty-five (45) day period that the Committee objects to such application of the Escrow Consideration after a claim has been made, the Escrow Agent shall hold the Escrow Consideration most nearly equal to the amount of the claim or claims then made in escrow until the rights of the Limbex Shareholders and Quarterdeck with respect thereto have been agreed upon between the Committee and Quarterdeck in accordance with this Agreement and the Escrow Agent receives written notice from Quarterdeck and the Committee accordingly. If any distribution referred to in this Section 2.2(a) involves less than all of the Escrow Consideration, it shall be allocated pro rata against the Escrow Consideration therein based on the Escrow Consideration beneficially owned by each Limbex Shareholder (unless the claim made is based on an inaccuracy or breach of a representation or warranty contained in Article 2A of the Reorganization Agreement, in which case the allocation of the distribution of the Escrow Consideration shall be determined in accordance with Section 6.2(b) of the Reorganization Agreement).

                          (b)     In the event Quarterdeck is an "indemnified
party" with respect to a third party claim for which it seeks recourse to the Escrow Consideration and a settlement or judgment is reached with respect to such claim, Quarterdeck shall promptly give written notice thereof to the Committee and the Escrow Agent, including in such notice a brief description of the settlement or judgment and the amount thereof. If the Committee objects to the allowance of any such claims, it shall give written notice to such indemnified party and the Escrow Agent within thirty (30) days following receipt of such notice of claim, advising Quarterdeck and the Escrow Agent that it does not consent to the delivery of any or some of the Escrow Consideration out of escrow to Quarterdeck for application to such claims. If no such written notice is timely provided by the Committee to Quarterdeck and the Escrow Agent and received by the Escrow Agent within thirty (30) days following the Committee's receipt of Quarterdeck's notice of claim, the Escrow Agent shall, within five (5) business days after the expiration of the prior thirty
(30) day notice period, deliver out of escrow the lesser of: (a) that portion of the Escrow Consideration most nearly equal in value to the amount of the claim or claims thus to be satisfied, or (b) all of the Escrow Consideration. If the Committee objects to such application of the Escrow Consideration by notifying Quarterdeck and the Escrow Agent, and the Escrow Agent receives such written notice within the foregoing thirty (30) day period, the Escrow Agent shall hold the Escrow Consideration in escrow until the rights of the Limbex Shareholders and Quarterdeck with respect thereto have been agreed upon between the Committee and Quarterdeck or until such rights are finally determined in accordance with this Escrow Agreement and the Escrow Agent receives written notice from Quarterdeck and the Committee accordingly. If any distribution referred to in this Section 2.2(b) involves less than all of the Escrow Consideration, it shall be allocated pro rata against the Escrow Consideration therein based on the Escrow Consideration beneficially owned by each Limbex Shareholder (unless the claim made is based on an inaccuracy or breach of a representation or warranty contained in Article 2A of the Reorganization Agreement, in which case the allocation distribution of the Escrow Consideration shall be determined in accordance with Section 6.2(b) of the Reorganization Agreement).

                 2.3      OWNERSHIP OF LIMBEX ESCROW SHARES; VOTING RIGHTS.
The Limbex Shareholders shall have all indicia of ownership of the Limbex Escrow Shares and shall remain the registered owners of such shares while they are held in escrow, including, without limitation, the right to vote the Limbex Escrow Shares and receive distributions thereon and the obligations to pay all taxes, assessments, and charges with respect thereto, but excluding the right to sell, transfer, pledge, hypothecate or otherwise dispose of any Limbex Escrow Shares; provided, that any distribution of stock of Quarterdeck on or with respect to the Limbex Escrow Shares and any other shares or securities into which such Limbex Escrow Shares may be changed or for which they may be exchanged pursuant to corporate action of Quarterdeck affecting holders of Quarterdeck Common Stock generally shall be delivered to the Escrow Agent and upon such delivery and receipt, held in escrow and shall be subject to the indemnity and escrow provisions of Article 6 of the Reorganization Agreement. All amounts earned and received into escrow on the Limbex Escrow Shares (dividends or other distributions) shall be distributed pro rata to the Limbex Shareholders based upon their beneficial ownership of Limbex Escrow Shares from time to time upon the written request of the Committee, and the Escrow Agent shall be reimbursed by Quarterdeck for the reasonable cost of such distribution. The Escrow Agent shall have no responsibility or liability for shares or property not delivered and received by it.

                 2.4 RIGHTS TO AMOUNTS EARNED ON ESCROW CASH. All amounts earned and received into escrow with respect to the Escrow Cash shall be distributed pro rata to the Limbex Shareholders based upon their beneficial ownership of the Escrow Cash within five (5) business days after the date one year from the Closing of the Limbex Merger, and the Escrow Agent shall be reimbursed by Quarterdeck for the reasonable cost of such distribution.

                 2.5 ARBITRATION. Any controversy involving a claim by Quarterdeck pursuant to Article 6 of the Reorganization Agreement or this Agreement or a claim by any Limbex Shareholder pursuant to Article 6 of the Reorganization Agreement or this Agreement shall be finally settled by arbitration in Los Angeles, California, in accordance with the then-current Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Such arbitration shall be conducted by three arbitrators chosen by mutual agreement of the Committee and Quarterdeck. Failing such agreement, the arbitration shall be conducted in accordance with the foregoing rules. Discovery, including without limitation the production of books, records, documents and other evidence, and the taking of depositions, shall be freely granted at the request of either party, subject to the discretion and control of the arbitrators. At the conclusion of any arbitration, the arbitrators will issue a written opinion of findings of fact and conclusions of law. Upon receipt of such opinion, either party may file within ten (10) days thereafter a motion to reconsider, and the arbitrators thereupon will reconsider the issues raised by such motion and either confirm or change the decision, which will then be final and conclusive. Depositions shall be conducted in accordance with the California Code of Civil Procedure. The cost and expenses (including counsel fees) of any such arbitration shall be borne by the Limbex Shareholders and Quarterdeck in such proportions as shall be determined by the arbitrators, or if there is no such determination, each party shall pay its own costs and expenses (including counsel fees) of any such arbitration.

                 2.6 MARKET VALUE OF LIMBEX ESCROW SHARES. For purposes of this Article II, the market value of Limbex Escrow Shares shall be determined as provided in Article 6 of the Reorganization Agreement.

                                  ARTICLE III

                         AUTHORITY AND INDEMNIFICATION

                 3.1 AUTHORITY. Upon consummation of the Limbex Merger and in consideration of the Merger Consideration, each Limbex Shareholder shall be deemed to have irrevocably appointed the Committee as their attorneys in fact to contest, settle, compromise or otherwise dispose of any claim made by Quarterdeck in accordance with this Agreement. No further documentation shall be required to evidence such appointment, and such power of attorney shall be coupled with an interest, thereby confirming such appointment as irrevocable. The Committee shall be empowered to act by unanimous vote with respect to all matters arising under this Agreement.

                 3.2 INDEMNITY. No Committee member shall be liable to anyone whatsoever by reason of any error of judgment or for any act done or step taken or omitted by them in good faith or for any mistake of fact or law for anything which he or she may do or refrain from doing in connection herewith unless caused by or arising out of his or her own gross negligence or willful misconduct. Each Limbex Shareholder shall, jointly and severally, indemnify and hold the Committee, and each of them, harmless from any and all liability and expense (including, without limitation, counsel fees) which may arise out of any action taken or omitted by them as a Committee member in accordance with this Agreement, as the same may be amended, modified or supplemented, except such liability and expense as may result from the gross negligence or willful misconduct of a Committee member.

                 3.3 RELIANCE. The Committee shall be entitled to treat as genuine any letter, paper, facsimile, telex, or other document furnished or caused to be furnished to it by any party to this Agreement and believed by it to be genuine and to have been telexed, telegraphed, faxed, or cabled or signed and presented by any party to this Agreement.

                                   ARTICLE IV

                                  ESCROW AGENT

                 4.1 DUTIES AND OBLIGATIONS. The duties and obligations of the Escrow Agent are exclusively set forth in this Agreement, as each may from time to time be amended. The Escrow Agent may request, rely and shall be protected in acting or refraining from acting upon any written notice, request, waiver, consent, receipt or other paper or document from Quarterdeck, Limbex or any Committee member, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth of any information therein contained, that the Escrow Agent in good faith believes to be genuine and as to which the Escrow Agent shall have no actual notice of invalidity, lack of authority or other deficiency.

                 The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, for anything which it may do or refrain from doing in connection therewith, except for any liability arising from its own gross negligence or willful misconduct.

                 The Escrow Agent shall be entitled to consult with competent and responsible counsel of its choice with respect to the interpretation of the provisions hereof, and any other legal matters relating hereto, and shall be fully protected in taking any action or omitting to take any action in good faith in accordance with the advice of such counsel. The Escrow Agent shall be entitled to request written instructions from Quarterdeck or the Committee as the case may be, and shall have the right to refrain from acting until it has received such written instructions.

                 No provision in this Agreement or in the Reorganization Agreement shall require the Escrow Agent to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder; provided that the Escrow Agent will be promptly paid or reimbursed upon request for any and all expenses, fees, costs, disbursements and/or advances which may be incurred or made by it in accordance with the provisions hereof (including reasonable compensation, and any expenses and disbursements of Escrow Agent's counsel, and all agents not regularly in Escrow Agent's employ).

                 4.2 RISK OF LOSS. The Escrow Agent acknowledges and agrees that the Escrow Agent bears the exclusive risk of loss, theft or damage with respect to the Limbex Escrow Shares in its possession.

                 4.3 ESCROW AGENT'S COMPENSATION. Quarterdeck shall pay to the Escrow Agent compensation in respect of the Escrow Agent's duties and obligations under this Agreement. Upon the execution of this Agreement and the delivery of the Limbex Escrow Shares to the Escrow Agent, the Escrow Agent shall be entitled to a one-time escrow fee of $1,000; provided that in the event that the escrow contemplated by this Agreement remains in effect after the one (1) year anniversary of the Closing of the Limbex Merger, then the Escrow Agent shall be entitled to received from Quarterdeck such additional escrow fees as the parties may agree.

                 4.4 RESIGNATION. The Escrow Agent may resign at any time by giving not less than sixty (60) days written notice thereof to each of Quarterdeck and the Committee.

                 4.5 SUCCESSOR ESCROW AGENT. Upon receipt of the Escrow Agent's notice of resignation, Quarterdeck and the Committee may appoint a successor escrow agent. Upon the acceptance of the appointment as escrow agent hereunder by a successor escrow agent and the transfer to such successor escrow agent of the Limbex Escrow Shares, the resignation of the Escrow Agent shall become effective and the Escrow Agent shall be discharged from any future duties and obligations under this Agreement.

                 4.6 CONFLICTING DEMANDS. If on or before the close of escrow the Escrow Agent receives or becomes aware of any conflicting demands or claims with respect to the Escrow Consideration or the rights of any of the parties hereto to such Escrow Consideration, the Escrow Agent shall have the right to discontinue any or all further acts on the Escrow Agent's part until such conflict is resolved to the Escrow Agent's satisfaction, and the Escrow Agent shall have the right to commence or defend any action or proceedings for the determination of such conflict. In the event any of the above-described events occur, each of Quarterdeck, on the one hand, and the Limbex Shareholders (pro rata based on the Merger Consideration received by the Limbex Shareholders in connection with the Limbex Merger), on the other hand, agree to pay one half of all costs, damages, judgments and expenses, including reasonable attorneys fees, suffered or incurred by the Escrow Agent in connection with, or arising out of, such conflicting demands or claims, including, without limitation, a suit in interpleader brought by the Escrow Agent.

                 4.7 INDEMNITY. The Limbex Shareholders and Quarterdeck hereby agree to jointly and severally indemnify the Escrow Agent for, and to hold it harmless against any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Escrow Agent has been guilty of gross negligence or willful misconduct. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

                                   ARTICLE V

                                 MISCELLANEOUS

                 5.1 NOTICES. Unless otherwise provided, all notices or other communications required or permitted to be given to the parties hereto shall be in writing and shall be deemed to have been given if personally delivered (including personal delivery by facsimile, provided that the sender receives telephonic or electronic confirmation that the facsimile was received by the recipient), or three (3) days after mailing by certified or registered mail, return receipt requested, first class postage prepaid, addressed as follows (or at such other address as the addressed party may have substituted by notice pursuant to this Section 5.1):

                 (a)      If to Quarterdeck or Acquisition Sub:

                          Quarterdeck Corporation
                          13160 Mindanao Way, 3rd Floor
                          Marina del Rey, CA  90292
                          Attention: Law Department
                          Facsimile:(310) 309-4218

                 (b) If to the Committee, to their respective addresses set forth below their respective names in Schedule A attached hereto.

                 (c)      If to the Escrow Agent:

                          American Stock Transfer and Trust Company
                          6201 15th Avenue
                          Brooklyn, New York  11219
                          Attention:  _______________________
                          Facsimile:  _______________________

                 5.2 TERMINATION. This Agreement shall terminate upon the mutual written express agreement of Quarterdeck and the Committee. In any event, this Agreement shall terminate when all of the Escrow Consideration has been distributed in accordance with the terms hereof.

                 5.3 INTERPRETATION. The validity, construction, interpretation and enforcement of this Agreement shall be determined and governed by the laws of the State of California. The invalidity or unenforceability of any provision of this Agreement or the invalidity or unenforceability of any provision as applied to a particular occurrence or circumstance shall not affect the validity or enforceability of any of the other provisions of this Agreement or the applicability of such provision, as the case may be. All capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meanings ascribed to them in the Reorganization Agreement.

                 5.4 COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one agreement.

                 5.5 TRANSFER OF INTERESTS. None of the Limbex Shareholders shall sell, transfer, pledge, hypothecate or otherwise dispose of any Escrow Consideration, or any interest therein, prior to the distribution of such Escrow Consideration in accordance with Section 2.1 above.

                 5.6 TAXES. For purposes of federal and state income taxation, the Escrow Consideration shall be treated as owned by the Limbex Shareholders and this Agreement shall be interpreted in a manner to effect the Limbex Shareholders' ownership of the Escrow Consideration for such tax purposes as of the date such Escrow Consideration is issued or paid by Quarterdeck to the Limbex Shareholders.

                 IN WITNESS WHEREOF, the parties have signed this Agreement on the day and year first above written.


                                  AMERICAN STOCK TRANSFER AND TRUST
                                  COMPANY, as Escrow Agent

                                  By:
                                     -------------------------------------

                                  QUARTERDECK CORPORATION, a Delaware
                                  corporation

                                  By:
                                     -------------------------------------

                                  THE LIMBEX SHAREHOLDERS:


                                  ----------------------------------------
                                  Bradley Allen


                                  ----------------------------------------
                                  Alexander Jacobson


                                  ----------------------------------------
                                  Howard Morgan


                                  ----------------------------------------
                                  Thelma Birks


                                  ----------------------------------------
                                  Michelle Kraus


                                  ----------------------------------------
                                  Clay Chisum

                                  THE COMMITTEE



                                  ----------------------------------------
                                  Bradley Allen


                                  ----------------------------------------
                                  Alexander Jacobson


                                  Address:
                                  c/o Limbex Corporation
                                  13160 Mindanao Way, 2nd Floor
                                  Marina del Rey, CA  90292

                                   EXHIBIT A

MERGER CONSIDERATION TO BE RECEIVED AT CLOSING


- -----------------------------------------------------------------
                                   SHARES TO BE RECEIVED
          NAME                           IN MERGER
          ----                           ---------
                           ESCROW      NON-ESCROW         TOTAL
                           ------      ----------         -----

  Inference                  --         77,897(1)       77,897(1)
  Corporation

  Howard Morgan            3,498(2)     31,486(2)       34,984(2)
- -----------------------------------------------------------------


(1) The shares of Limbex Common Stock owned by Inference shall automatically be converted into the right to receive on the Closing Date a number of shares of Quarterdeck Common Stock equal to $610,526 divided by the average closing sales price of Quarterdeck Common Stock for the period of five business days ending on the business day two business days prior to the Closing Date.

(2) The shares of Limbex Common Stock owned by Howard Morgan shall automatically be converted into the right to receive (i) 34,984 shares of Quarterdeck Common Stock on the Closing Date and (ii) cash in an amount equal to the fair market value of 18,838 shares of Quarterdeck Common Stock, based upon the average closing sales price of Quarterdeck Common Stock for a period of five business days ending on the business day two business days prior to the Closing Date, payable at the time that Howard Morgan is required by federal tax laws to pay income taxes with respect to the shares of Quarterdeck Common Stock received in the Merger; provided, however, that in no event shall Quarterdeck pay such amount later than January 31, 1997, and offset by any and all amounts that Mr. Morgan owes at such time to Quarterdeck.

MERGER CONSIDERATION TO BE RECEIVED AFTER CLOSING

- -----------------------------------------------------------------------------------------------------------------------
                DATE TO BE      SHARES TO BE RECEIVED         CASH CONSIDERATION TO BE RECEIVED IN            TOTAL
     NAME       RECEIVED             IN MERGER                              MERGER                       CONSIDERATION
     ----       ---------             ---------                              ------                       -------------
                                          NON-
                              ESCROW     ESCROW    TOTAL        ESCROW    NON-ESCROW      TOTAL
                              ------     ------    -----        ------   -----------      -----

 Inference     First            --         (1)      (1)           --          --            --                 (1)
 Corporation   Anniversary

 Howard        Tax Payment      --         --        --       $14,765(2) $132,880(2)   $147,645(2)             (2)
 Morgan        Date

 Brad Allen    SEC            60,296     542,668  602,964         --          --            --            602,964 shares
               Effective
               Date

 Alex          SEC            57,664     518,976  576,640         --          --            --            576,640 shares
 Jacobson      Effective
               Date

 Thelma Birks  SEC             1,338     12,050    13,388         --          --            --             13,388 shares
               Effective
               Date

 Clay Chisum   SEC              268       2,410    2,678          --          --            --              2,678 shares
               Effective
               Date

 Michelle      SEC              134       1,205    1,339          --          --            --              1,339 shares
 Kraus         Effective
               Date
- -----------------------------------------------------------------------------------------------------------------------



(1) The shares of Limbex Series B Preferred owned by Inference shall automatically be converted into the right to receive on the Inference Preferred Consideration Date a number of shares of Quarterdeck Common Stock equal to $3,599,753 divided by the average closing sales price of Quarterdeck Common Stock for the period of five business days ending on the business day two business days prior to the Inference Preferred Consideration Date.

(2) The shares of Limbex Common Stock owned by Howard Morgan shall automatically be converted into the right to receive (i) 34,984 shares of Quarterdeck Common Stock on the Closing Date and (ii) cash in an amount equal to the fair market value of 18,838 shares of Quarterdeck Common Stock, based upon the average closing sales price of Quarterdeck Common Stock for a period of five business days ending on the business day two business days prior to the Closing Date, payable at the time that Howard Morgan is required by federal tax laws to pay income taxes with respect to the shares of Quarterdeck Common Stock received in the Merger; provided, however, that in no event shall Quarterdeck pay such amount later than January 31, 1997, and offset by any and all amounts that Mr. Morgan owes at such time to Quarterdeck.




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